STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
                                  (Registrant)

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Thomas
P. Lemke, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            NAME
                                 TITLE                               DATE
------------------------------  ------------------------------------------  ------------------

/s/ Thomas P. Lemke             Vice President                       December 24, 1998
------------------------------
Thomas P. Lemke


                                Chairman of the Board (Principal
/s/ Richard S. Strong           Executive Officer) and a Director    December 24, 1998
------------------------------
Richard S. Strong


/s/ Marvin E. Nevins            Director                              December 24, 1998
------------------------------
Marvin E. Nevins


/s/ Willie D. Davis             Director                              December 24, 1998
------------------------------
Willie D. Davis


/s/ William F. Vogt             Director                              December 24, 1998
------------------------------
William F. Vogt


/s/ Stanley Kritzik             Director                              December 24, 1998
------------------------------
Stanley Kritzik